UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 31, 2010

The First Marblehead Corporation
(Exact name of registrant as specified in charter)

Delaware	001-31825	04-3295311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Prudential Tower 800 Boylston Street, 34th Floor Boston, Massachusetts	02199-8157
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800) 895-4283

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note to Amendment No. 1

On May 10, 2011, The First Marblehead Corporation (the “Corporation”) announced that its board of directors (the “Board of Directors”), in consultation with management, the audit committee of the Board of Directors (the “Audit Committee”) and KPMG LLP, the Corporation’s independent registered public accounting firm, concluded that the financial statements included in the Corporation’s Quarterly Report for the fiscal quarter ended September 30, 2010 (“Q1 Form 10-Q”), and the Corporation’s Quarterly Report for the fiscal quarter ended December 31, 2010 (“Q2 Form 10-Q”), should no longer be relied upon.  On May 16, 2011, the Corporation filed with the Securities and Exchange Commission (the “SEC”) Amendment No. 1 to the Q1 Form 10-Q (the “Q1 Amendment”) to restate the Corporation’s consolidated financial statements as of September 30, 2010 and for the three months ended September 30, 2010.  On May 16, 2011, the Corporation also filed with the SEC Amendment No. 1 to the Q2 Form 10-Q (the “Q2 Amendment”) to restate the Corporation’s consolidated financial statements as of December 31, 2010 and for the three and six months ended December 31, 2010.

The Corporation had filed with the SEC on March 16, 2011 a Current Report on Form 8-K (the “Original 8-K”) which included an audited consolidated balance sheet of the Corporation as of July 1, 2010, prior to business conducted on July 1, 2010, and accompanying notes to the consolidated balance sheet (the “Audited Consolidated Balance Sheet”).  The Corporation is filing this Amendment No. 1 to the Original 8-K (the “8-K Amendment”) to (i) conform the presentation of the audited consolidated balance sheet of the Corporation included in the Original 8-K to the restated presentation of the unaudited consolidated balance sheets of the Corporation included in Q1 Amendment and the Q2 Amendment, and (ii) correct certain immaterial errors related to our accounting for deferred tax assets.  The Corporation has assessed the materiality of these revisions and concluded, based on qualitative and quantitative factors, that they are not material to the Audited Consolidated Balance Sheet taken as a whole.  Please see the explanatory information below and Note 3, “Corrections of Immaterial Errors,” in the notes to the Corporation’s audited consolidated balance sheet included in this 8-K Amendment for additional information.

Non-Controlling Interest Accounting

Effective July 1, 2010, the Corporation adopted Accounting Standards Update (“ASU”) 2009-16, Transfers and Servicing (Topic 860)—Accounting for Transfers of Financial Assets (“ASU 2009-16”), and ASU 2009-17, Consolidation (Topic 810)—Improvements to Financial Reporting by Enterprises Involved With Variable Interest Entities (“ASU 2009-17”). As a result, the Corporation consolidated 14 securitization trusts that were previously accounted for off-balance sheet.

The Corporation does not own any of the residual interests in 11 of the consolidated trusts (the “NCSLT Trusts”). In addition, the NCSLT Trusts have been structured to provide recourse only to the assets of that particular securitization trust and not to the assets of the Corporation, its subsidiaries or any other securitization trust. Under Accounting Standards Codification 810, Consolidation, the Corporation is nonetheless required to consolidate the NCSLT Trusts as a result of its entitlement to fees from the NCSLT Trusts and its services provided to the NCSLT Trusts related to default prevention and collections management.

In the Q1 Form 10-Q, the Q2 Form 10-Q and the Original 8-K, the Corporation, in consultation with KPMG LLP, presented the equity interests in the NCSLT Trusts, which are owned by unrelated third parties, as “non-controlling interests” in the Corporation’s consolidated balance sheets, as a separate component of stockholders’ equity (deficit).  In addition, in its consolidated statements of operations included in the Q1 Form 10-Q and the Q2 Form 10-Q, the Corporation allocated the net losses generated by the NCSLT Trusts to non-controlling interests.  The net losses of the NCSLT Trusts did not, therefore, directly impact the net loss, net loss per share or equity available to the Corporation’s stockholders as reported in the Q1 Form 10-Q or the Q2 Form 10-Q.  The Original 8-K did not include consolidated statements of operations of the Corporation.

On May 9, 2011, KPMG LLP reported to the Board of Directors and the Audit Committee that the Corporation’s allocations to non-controlling interests were not consistent with U.S. generally accepted accounting principles (“GAAP”). Instead, under GAAP the NCSLT Trusts’ asset performance, including losses, should be allocated to the Corporation until the trusts are deconsolidated or trust liabilities are extinguished.

As a result, the Corporation filed the Q1 Amendment and the Q2 Amendment and is now filing this 8-K Amendment.  The revised Audited Consolidated Balance Sheet included in this 8-K Amendment reflects the deficit generated by the NCSLT Trusts in the Corporation’s accumulated deficit, rather than as a separate component of stockholders’ equity (deficit).  The Corporation has no obligation to fund such deficit.

Deferred Tax Assets

The revised Audited Consolidated Balance Sheet also includes an aggregate of approximately $6 million in non-cash reductions to our net deferred tax asset.  The change is primarily a result of additional deferred tax valuation allowances, primarily from unrealized losses relating to decreases in the estimated fair value of education loans held for sale by our indirect subsidiary UFSB Private Loan SPV, LLC (“UFSB-SPV”), of approximately $27 million in fiscal 2009 and $25 million in fiscal 2010.  Of this amount, $37 million was eliminated as a result of the deconsolidation of UFSB-SPV on July 1, 2010 upon our adoption of ASU 2009-16 and ASU 2009-17.  The overall net effect of these valuation allowance adjustments to our deferred tax asset balances and retained earnings was $16 million.  Partially offsetting this decrease to deferred tax assets was a $13 million increase to our deferred tax assets as a result of the removal of certain federal tax benefits previously embedded in income taxes payable. We have assessed the materiality of these errors and have concluded, based on qualitative and quantitative considerations, that they are not material to the consolidated balance sheet as of July 1, 2010 and prior period financial statements taken as a whole.

The correction of these amounts will continue to be reflected in the future reports that the Corporation files pursuant to the Securities Exchange Act of 1934, as amended.

Impact on Historical Financial Results

The Corporation reported the following in the Original 8-K:

As of July 1, 2010
(dollars in thousands)
Net deferred tax asset	$4,571
Retained earnings	73,606
Non-controlling interests	(978,957)
Total deficit	(646,925)

As a result of the corrections described above, the Corporation is reporting the following in this 8-K Amendment:

As of July 1, 2010
(dollars in thousands)
Net deferred tax liability	$1,477
Accumulated deficit	(921,294)
Total deficit	(662,868)

As disclosed below in the original explanatory note included in the Original 8-K, based on the Audited Consolidated Balance Sheet, the acquisition of the net assets and operations of the Tuition Management Systems (“TMS”) division of KeyBank National Association, a national banking association (“KeyBank”), would not constitute a significant subsidiary under Rule 1-02(w) of Regulation S-X. The Corporation concluded, after taking into consideration the revised Audited Consolidated Balance Sheet included in this 8-K Amendment, that TMS would still not constitute a significant subsidiary under Rule 1-02(w) of Regulation S-X.

The Corporation has amended disclosures presented in the Original 8-K as required to reflect the matters described above; however, the Corporation has not amended those disclosures that are not affected by the matters described above, and such disclosures continue to speak as of March 16, 2011, the date of the filing of the Original 8-K. Accordingly, this 8-K Amendment should be read in conjunction with the Corporation’s filings with the SEC subsequent to the filing of the Original 8-K, which include its Current Reports on Form 8-K, the Q1 Amendment, the Q2 Amendment and its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2011.

Explanatory Note to Original 8-K

On December 31, 2010, FM Systems LLC, a Delaware limited liability company doing business as Tuition Management Systems LLC (“FM Systems”) and a wholly owned subsidiary of the Corporation, completed its previously announced acquisition of the net assets and operations of the TMS division of KeyBank, pursuant to an Asset Purchase Agreement dated as of November 21, 2010 (the “Agreement”), by and among FM Systems, as Buyer, KeyBank, as Seller, and solely for purposes of Sections 7.1.6 and 7.12 of the Agreement, the Corporation, as Guarantor.  TMS is engaged in the business of outsourced tuition planning, billing and payment technology services for universities, colleges and secondary schools (the “Business”).

FM Systems acquired substantially all of the assets of the Business for $47.0 million in cash and the assumption of certain liabilities. FM Systems may be entitled to a payment of up to $1.3 million from KeyBank based on certain performance metrics of FM Systems through June 1, 2011, as described in the Agreement.

For additional information on the acquisition and TMS, please see the Current Reports on Form 8-K filed by the Corporation with the SEC on November 22, 2010 and January 6, 2011, as well as the Q2 Amendment filed by the Corporation with the SEC on May 16, 2011.

Effective July 1, 2010, the Corporation adopted ASU 2009-16 and ASU 2009-17, which resulted in a net increase of $7.90 billion (as corrected) in the Corporation’s total consolidated assets as of July 1, 2010 compared to its audited total consolidated assets as of June 30, 2010.

This 8-K Amendment files revised Audited Consolidated Balance Sheet, under Item 9.01 below.  Based on the revised Audited Consolidated Balance Sheet, TMS would not constitute a significant subsidiary under Rule 1-02(w) of Regulation S-X.

Item 9.01                      Financial Statements and Exhibits.

(b)           Pro Forma Financial Information.

The revised Audited Consolidated Balance Sheet is hereby incorporated by reference to Exhibit 99.2 hereto.

The revised Audited Consolidated Balance Sheet should be read in conjunction with the Corporation’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010, the Q1 Amendment, the Q2 Amendment, and its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2011, including the financial statements, management’s discussion and analysis of financial condition and results of operations, and risk factors included therein.

Statements in the revised Audited Consolidated Balance Sheet regarding the Corporation’s future financial and operating results, as well as any other statements that are not purely historical, constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based upon our historical performance, the historical performance of the securitization trusts that the Corporation has facilitated (the “Trusts”) and on plans, estimates and expectations as of March 16, 2011.

The inclusion of this forward-looking information should not be regarded as a representation by the Corporation or any other person that the future results, plans, estimates, intentions or expectations expressed or implied will be achieved.  You are cautioned that matters subject to forward-looking statements involve known and unknown risks and uncertainties, including economic, legislative, regulatory, competitive and other factors, which may cause the Corporation’s actual financial or operating results, including the performance of the Trusts and resulting cash flows, facilitated loan volumes and resulting cash flows or financing-related revenues, or the timing of events, to be materially different than those expressed or implied by forward-looking statements.

Important factors that could cause or contribute to such differences include, but are not limited to: market acceptance of, and demand for, the Corporation’s Monogram® loan product service platform (the “Monogram platform”) and fee-based service offerings; the volume, timing and performance of facilitated loans; the size and structure of any credit enhancement provided by the Corporation in connection with the Monogram platform; capital markets conditions and the Corporation’s ability to structure securitizations or alternative financings; the size, structure and timing of any such securitizations or alternative financings; any investigation, audit, claim, regulatory action or suit relating to the transfer of the trust certificate of NC Residuals Owners Trust or the asset services agreement between the purchaser and the Corporation, including as a result of the audit being conducted by the Internal Revenue Service relating to tax refunds previously received; the estimates and assumptions made in preparing the Corporation’s financial statements, including quantitative and qualitative factors used to estimate the fair value of additional structural advisory fees, asset servicing fees and residuals receivables; and the other factors set forth under the caption “Part II - Item 1A. Risk Factors” in the Corporation’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2010, filed with the SEC on February 9, 2011. Important factors that could cause or contribute to future adjustments to the estimates and assumptions the Corporation makes in preparing its financial statements include: actual transactions or market observations relating to asset-backed securities, loan portfolios or corporate debt securities; variance between performance assumptions and the actual performance of the Trusts; economic, legislative, regulatory, competitive and other factors affecting discount, default, recovery and prepayment rates on loan portfolios held by the Trusts, including general economic conditions, the consumer credit environment and unemployment rates; management’s determination of which qualitative and quantitative factors should be weighed in the Corporation’s estimates, and the weight to be given to such factors; capital markets receptivity to securities backed by private education loans; and interest rate trends.

We specifically disclaim any obligation to update any forward-looking statements as a result of developments occurring after March 16, 2011, even if our estimates have changed or will change, and you should not rely on those statements as representing our views as of any date subsequent to March 16, 2011.

(d)           Exhibits.

23.1	Consent of KPMG LLP

99.1*	Audited consolidated balance sheet of the Corporation as of July 1, 2010, including accompanying notes

99.2	Audited consolidated balance sheet of the Corporation as of July 1, 2010, including accompanying notes, as revised
_________________________
*Filed with the Corporation’s current report on Form 8-K on March 16, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST MARBLEHEAD CORPORATION
Date: June 9, 2011	By:	/s/ Kenneth Klipper
Kenneth Klipper Managing Director and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
23.1	Consent of KPMG LLP

99.1*	Audited consolidated balance sheet of the Corporation as of July 1, 2010, including accompanying notes

99.2	Audited consolidated balance sheet of the Corporation as of July 1, 2010, including accompanying notes, as revised
_________________________
*Filed with the Corporation’s current report on Form 8-K on March 16, 2011.